UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2016

Communications Sales & Leasing, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36708	46-5230630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10802 Executive Center Drive Benton Building Suite 300 Little Rock, Arkansas	72211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (501) 850-0820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 2, 2016, Communications Sales & Leasing, Inc., a Maryland corporation (the “Company”), entered into an ATM Equity OfferingSM Sales Agreement (the “Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC (the “Sales Agents”).

Under the terms of the Agreement, the Company may issue and sell, from time to time to or through the Sales Agents, shares of common stock, par value $0.0001 per share, having an aggregate offering price of up to $250,000,000 (the “Shares”). The Sales Agents will act as the Company’s agents in connection with any offerings of the Shares under the Agreement.  The sales, if any, of the Shares under the Agreement may be made in sales deemed to be “at-the-market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including by sales made directly on or through NASDAQ or another market for the Shares, sales made to or through a market maker other than on an exchange or otherwise, in negotiated transactions at market prices prevailing at the time of sale or at negotiated prices, or as otherwise agreed with the applicable Sales Agent. The Company will pay the Sales Agents compensation for sales of the Shares made through the Sales Agents, as sales agents, under the Agreement, in an amount not to exceed 2% of the gross sales price of such Shares.

The offering of the Shares pursuant to the Agreement will terminate upon the earlier of (1) the sale of all shares subject to the Agreement or (2) the termination of the Agreement by the Company or the Sales Agents.  The Company may terminate the Agreement for any reason, at any time, upon prior written notice to the Sales Agents, and each Sales Agent may terminate the Agreement as to itself for any reason, at any time, upon prior written notice to the Company and the other Sales Agents.  Following termination by a Sales Agent, the Agreement will remain in effect with respect to the Sales Agents that have not terminated their obligations under the Agreement.

The Shares will be issued pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-212046) and a prospectus supplement of the Company, filed with the Securities and Exchange Commission on June 15, 2016 and September 2, 2016, respectively.

The description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement filed herewith as Exhibit 1.1 and incorporated herein by reference.

Item 9.01                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1

ATM Equity OfferingSM Sales Agreement, dated September 2, 2016 by and among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC

5.1	Opinion of Kutak Rock LLP.

23.1	Consent of Kutak Rock LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2016	COMMUNICATIONS SALES & LEASING, INC.

	By:	/s/ Daniel L. Heard
		Name:	Daniel L. Heard
		Title:	Executive Vice President — General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1

ATM Equity OfferingSM Sales Agreement, dated September 2, 2016 by and among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC

5.1	Opinion of Kutak Rock LLP.

23.1	Consent of Kutak Rock LLP (included in Exhibit 5.1).